EXHIBIT 4.01

			       [LOGO]
  CLASS A                 INGRAM MICRO INC.                     CLASS A
COMMON STOCK                                                 COMMON STOCK
  NUMBER                                                         SHARES

Incorporated under the laws                                CUSIP 457153 10 4
 of the State of Delaware                                  See Reverse for
							   Certain Definitions
This certificate
transferable in
Nashville, Tennessee
or New York, New York

This Certifies that


is the owner of
fully paid and non-assessable Shares of the Class A Common Stock, Par Value $0.01 per Share of Ingram Micro Inc. transferable on the books of the Corporation by the holders hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:

   FIRST CHICAGO TRUST COMPANY
      (New York, New York)              TRANSFER AGENT AND REGISTRAR

					AUTHORIZED SIGNATURE


			  INGRAM MICRO INC. (seal)

Dated: /s/ James E. Anderson, Jr.           /s/ Jeffrey R. Rodek
       ---------------------------         ----------------------------------
     President                              Secretary


			     INGRAM MICRO INC.

     This Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

______________________________________________________________________________


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entries
      JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF TRANS MIN ACT-______________________ Custodian______________________
				(Cust)                        (Minor)

				 Under Uniform Transfers to Minors

				 Act _________________________________________
						     (State)

  Additional abbreviations may also be used though not in the above list.

For Value received, ________________________ hereby sell, assign and transfer unto

Please insert Social Security or
other identifying number of
assignee

______________________________________________________________________________

______________________________________________________________________________
	     Please print or type/write name and address of assignee

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________Shares

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________

__________________________________________________________________Attorney, to

transfer the said shares on the books of the within named Corporation with full power of substitution.

Dated,_________________

		       X______________________________________________________

		       X______________________________________________________
			NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.




Signature(s) Guaranteed:______________________________________________________
			THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANK, STOCKBROKER, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17A1-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.